EX-10.111

                                    SUBLEASE
                                    --------

            This Agreement of Sublease is made as of the 18th day of December, 2001, between Vance Personnel Agency, Inc., having an office at 12 East 41st Street, New York, New York ("Sublessor") and SpaceLogix, Inc., having an office at 500 Fifth Avenue, New York, New York ("Sublessee").

                              W I T N E S S E T H :
                              - - - - - - - - - -

            A. Pursuant to a lease dated March 2000 (the "Lease") between ARTF-New York, Inc. ("Landlord"), as landlord, and Sublessor, as tenant, Sublessor is the tenant of the premises (the "Demised Premises") consisting of a portion of the ninth and thirteenth floors at 12 East 41st Street, New York, New York (the "Subleased Premises").

            B. Sublessee desires to sublease a portion of the Subleased Premises (the "Subleased Premises") from Sublessor, which Subleased Premises is separately demised from the balance of the Demised Premises and is located on the 13th floor of 12 East 41st Street, New York, New York and is identified by cross-hatching on Exhibit A hereto.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, Sublessor and Sublessee hereby agree as follows:

                                    ARTICLE I

                            Subleased Premises, Term

            1.01. Sublessor hereby subleases the Subleased Premises to Sublessee, and Sublessee hereby hires and takes the Subleased Premises from Sublessor, subject to the terms, provisions, covenants and conditions of the Lease and this Sublease.

            1.02. The term of this Sublease (the "Term") shall commence two business days after the date on which Sublessor gives notice to Sublessee that Landlord has consented to this Sublease and Sublessor delivers possession of the Sublesed Premises to Sublessee with "Sublessor's Initial Work" (as hereinafter defined) completed (the "Commencement Date") and shall end on the last day of the month in which the second anniversary of the Commencement Date occurs, unless the Term shall sooner end pursuant to any of the terms, provisions or conditions of this Sublease, the Lease or pursuant to law. Notwithstanding the foregoing, either Sublessor or Sublessee shall have the right to terminate this Sublease at any time following the first anniversary of the Commencement Date of this Sublease upon not less than ninety days' prior written notice to the other party.

            1.03. Sublessee acknowledges that it has inspected the Subleased Premises and except as provided in this Section 1.03, hereby accepts the same in an "as is" condition on the date hereof; provided, however that Sublessor agrees to paint and carpet the Subleased Premises and repair the radiator covers in the Subleased Premises ("Sublessor's Initial Work") and Sublessor agrees to install window-type air conditioning units in each office of the Subleased Premises (the "A/C Work") by no later than April 30, 2002. If Sublessor fails to complete the A/C Work by April 30, 2002, Sublessee shall give notice of such failure to Sublessor. If Sublessor fails to complete the A/C Work within twenty days after receipt of


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

such notice from Sublessee, Sublessee shall have the right to perform the A/C Work on behalf of Sublessor. Sublessor agrees to pay to Sublessee the reasonable costs incurred by Sublessee in performing the A/C Work within twenty days of Sublessee's delivery to Sublessor of a receipted invoice therefor, failing which Sublessee shall have the right to offset such costs against annual fixed rent coming due under this Sublease.

            1.04. Sublessee shall, no later than the termination of this Sublease and in accordance with all of the terms of this Sublease and the Lease, vacate and surrender to Sublessor the Subleased Premises, together with all alterations, in good order, condition and repair, reasonable wear and tear excepted and loss by fire or other casualty excepted. Sublessee acknowledges that Sublessee shall be solely responsible for any and all restoration obligations imposed upon the tenant under the Lease. Sublessee's obligation to observe or perform this covenant shall survive the expiration or earlier termination of this Sublease. Sublessee expressly waives, for itself and for any person claiming through or under Sublessee, any rights which Sublessee or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and any successor law of like import then in force in connection with any holdover summary proceedings which Sublessor may institute to enforce the foregoing provisions of this Article.

            1.05. If Sublessee shall fail to duly and timely surrender the Subleased Premises in accordance with the terms and conditions of this Sublease and the Lease, either at the expiration of the term of this Sublease, upon the occurrence of a default which continues beyond the expiration of applicable grace or cure periods, or upon the occurrence of any other event causing the termination of this Sublease (a "Holdover"),


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

in addition to all of the rights and remedies available to Sublessor under this Sublease and the Lease, in equity or in law, it is understood that Sublessor may elect, by notice to Sublessee, to treat Sublessee as a holdover upon a month-to-month basis at a rent equal to the greater of (i) the then current fair market rental value of the Subleased Premises, or (ii) two times the fixed rent and additional rent per month which Sublessee was required to pay during (or in the case of additional rent, on account of or attributable to) the calendar month immediately prior to termination. If the Subleased Premises are not surrendered upon termination, then Sublessee shall indemnify and hold harmless Sublessor against any loss, costs, liability or expenses (including attorneys' fees) resulting from the failure to surrender, including any and all claims made by Landlord or any succeeding lessee or sublessee founded upon such delay or failure to vacate the Subleased Premises. Nothing contained in this Section shall be deemed to give to Sublessee any right to fail to surrender possession or to hold over, and the provisions of this Section shall not constitute an offer to rent on a month-to-month bases or at the rent set forth above.

                                   ARTICLE II

                                      Rent

            2.01. Sublessee covenants and agrees to pay to Sublessor, at the address of the Building, an annual fixed rental as follows: (i) for the period running from the Commencement Date through the day preceding the first anniversary thereof: Sixty-Nine Thousand Five Hundred Dollars ($69,500.00) per annum, payable in equal monthly installments of Five Thousand Seven Hundred Ninety-One and 67/100 Dollars ($5,791.67); and (ii) for the period running from the second anniversary of the Commencement Date through the last day of the month in which the second anniversary of the Commencement Date occurs: Seventy-One Thousand Four Hundred Twenty Dollars ($71,420.00) per annum, payable in equal monthly installments of Five Thousand Nine Hundred Fifty-One and 67/100 Dollars ($5,951.67).

            The annual fixed rental shall be payable in advance on the first day of each calendar month without notice or demand and without abatement, deduction or set-off of any amount whatsoever except as may be expressly provided for herein. An amount equal to one full month's rent shall be payable on the signing of this Sublease and shall be applied by Sublessor to the fixed rental payment for the first full month of the Term of this Sublease. If the Commencement Date shall occur on a day other than the first day of a calendar month, fixed rent for such calendar month shall be prorated for the period from the Commencement Date to the last day of the said calendar month. The fixed rent for the calendar month in which the termination date of this Sublease occurs shall be similarly prorated and paid on the first day of the month in which said termination falls.

                                   ARTICLE III

                          Subordination; Assumption of
                        Certain Lease Terms by Sublessee

            3.01. This Sublease shall be subject and subordinate to (i) the Lease (a true and complete copy of which with financial terms redacted is attached hereto as Exhibit B) and to all of the terms, provisions, covenants and conditions thereof and (ii) any and all amendments of the Lease or supplemental agreements relating thereto hereafter made between Landlord and Sublessor (copies of which Sublessor agrees to deliver to Sublessee except for the rent and certain other financial provisions which may be contained therein).


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

Sublessor agrees that Sublessee shall not voluntarily terminate the Lease as the same relates to the Subleased Premises without Sublessee's consent. The foregoing provisions shall be self-operative and no further instrument of subordination shall be necessary to effectuate such provisions unless required by Landlord or Sublessor, in which event Sublessee shall, upon demand by Landlord or Sublessor at any time and from time to time, execute, acknowledge and deliver to Sublessor and Landlord any and all instruments that Sublessor or Landlord may deem reasonably necessary or proper to confirm such subordination of this Sublease, and the rights of Sublessee hereunder. Sublessee hereby appoints Sublessor its attorney in fact, coupled with an interest, for the purpose of executing any such instrumentation of subordination if Sublessee shall fail to execute, acknowledge and/or deliver any such instrument of subordination within ten (10) days after Landlord's or Sublessor's demand therefor.

            3.02. To the extent not inconsistent with the agreements or understandings expressed or implied in this Sublease or applicable only to the original parties to the Lease (e.g., the rent and additional rent reserved under the Lease), the terms, provisions, covenants and conditions of the Lease are hereby incorporated herein by reference on the following understandings:

                  (a) The term "Landlord" as used therein shall refer to Sublessor hereunder, its successors and assigns, the term "Tenant" as used therein shall refer to Sublessee hereunder, its permitted successors and assigns, and the term "Subleased Premises" as used therein shall refer to the Subleased Premises.


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

                  (b) Wherever it is provided in the Lease that Landlord has the right to elect to perform any covenant of the tenant thereunder upon default of the tenant in observing or complying with such covenant, such right shall inure to the benefit of Sublessor.

                  (c) Sublessor shall not be obligated to perform and shall not be liable for the performance by Landlord of any of the obligations of Landlord under the Lease. Sublessee shall have no claim against Sublessor by reason of any default on the part of Landlord. Nothing herein contained shall be deemed to authorize Sublessee to represent Sublessor in connection with any suit or claim by or against Landlord. Sublessor shall have no obligation, during the term of this Sublease to render any services to Sublessee in or to the Subleased Premises of any nature whatsoever or to expend any money for the preservation or repair of the Subleased Premises. Sublessee agrees to look solely to Landlord for the furnishing of any services to which Sublessor may be entitled under the Lease. Sublessor agrees to cooperate with Sublessee, and to use reasonable efforts, without, however, incurring any liabilities or expenses not otherwise provided for in the Lease or this Sublease, by taking whatever action shall be reasonably required, to enforce for the benefit of Sublessee the obligations of Landlord to Sublessor under the Lease insofar as they relate to the Subleased Premises. All out-of-pocket expenses of Sublessor arising from Sublessor's action taken pursuant to the preceding sentence shall be reimbursed by Sublessee. By virtue of this subsection, in connection with the incorporation of the Lease, the term "Sublessor" shall be deemed, for the purposes of this Sublease, to mean "Sublessor shall use reasonable efforts, without, however, incurring any liabilities or expenses not otherwise provided for in the Lease or this Sublease, to ensure that Landlord" whenever such a modification is required so that an incorporated provision reflects the agreement of the parties hereto as expressed in this


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

paragraph 3.02(c). Without limiting the generality of the foregoing provisions of this Section, Sublessor shall not be responsible for furnishing any service, maintenance or repairs to the Subleased Premises, and Sublessee shall in no event whatsoever be entitled to any allowance, reduction, or adjustment of the rent or additional rent payable under this Sublease by reason of the failure of Landlord or Sublessor to comply with Landlord's obligations, if any, to supply or render the same.

                  (d) Except as expressly set forth in this Sublease, Sublessee shall observe and perform the terms, provisions, covenants and conditions of the Lease on the part of the tenant thereunder to be observed and performed, and shall not do or suffer or permit anything to be done which would result in a default under the Lease or cause same to be terminated or forfeited.

                  (e) For the purposes of incorporation of the terms of the Lease into this Sublease, the Lease is modified as follows:

            (i) Paragraphs 1, 3(B), 3(D), 7, 8(D), 11(E), 11(F), 11(G), 15, 16,
33, 36, 38, 39, 40 and 41 are deleted in their entirety.

            (ii) Paragraph 4(C) is modified by deleting the words "July 1, 2000 and ending on June 30, 2001" in the third line thereof and by inserting in lieu thereof the words "July 1, 2001 and ending on June 30, 2002" and Paragraph 4(D) is modified by deleting the word "5.49%" and by inserting in lieu thereof the word "2.31%".

            (iii) Paragraph 4(E) is modified by deleting the words "Cushman & Wakefield, Inc." therefrom.

                  (f) Sublessee acknowledges that in the event of a (i) termination of the Lease for any reason, or (ii) re-entry or dispossess by Landlord under


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

the Lease, Landlord may, at its option take over all of the right, title and interest of Sublessor hereunder and Sublessee agrees that it shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not (i) be liable for any previous act or omission of Sublessor under this Sublease, other than continuing defaults, (ii) be subject to any offset not expressly provided in this Sublease, which theretofore accrued to the Sublessee against Sublessor, or (iii) be bound by any previous modification of this Sublease (which is made without Landlord's consent) or by any previous prepayment of more than one month's Rent unless theretofore expressly approved by Landlord.

                                   ARTICLE IV

                                     Notices

            4.01. Except as otherwise set forth herein, whenever in the Lease a time is specified for the giving of any notice or the making of any demand by tenant thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting three (3) days therefrom and whenever in the Lease a time is specified for the giving of any notice or the making of any demand by the Landlord thereunder, such time is hereby changed (for the purposes of this Sublease only) by adding three (3) days thereto. Whenever in the Lease a time is specified within which the Tenant thereunder must give notice or make a demand following an event, or within which Tenant must respond to any notice, request, or demand previously given or made by Landlord thereunder, or comply with any obligation on Tenant's part thereunder, such time is hereby changed (for the purposes of this Sublease only) by subtracting three (3) days therefrom. Whenever in the Lease a time is specified within which the Landlord thereunder must give notice or make a demand following an event, or within which Landlord must respond to any notice, request, or demand previously given or made by Tenant thereunder, such time is hereby changed (for the purposes of this Sublease only) by adding three (3) days thereto. It is the purpose and intent of the foregoing provisions to provide Sublessor with time within which to transmit to Landlord any notices or demands received from Sublessee, and to transmit to Sublessee any notices or demands received from Landlord. All notices and other communications required or desired to be given pursuant to this Sublease shall be in writing and either delivered personally, with receipt acknowledged in writing, or sent by certified or registered mail, postage prepaid, return receipt requested, to the receiving party at its address at the Building (or such other address as may be designated by the designating party from time to time by notice thereof). Notices delivered by personal delivery shall be deemed received one (l) day after personal delivery; notices mailed by certified mail shall be deemed received three (3) days after mailing.

                                    ARTICLE V

                              Right of Sublessor to
                            Cure Sublessee's Defaults

            5.01. If Sublessee shall fail to perform any of the terms, provisions, covenants or conditions of this Sublease on its part to be performed, and if such failure shall constitute a default under the Lease, then Sublessor may, after written notice, at its option, perform any such term, provision, covenant or condition, and the full cost and expense of such performance shall immediately be due and owing by Sublessee to Sublessor, together with interest thereon at the rate of 12% per annum from the date of payment thereof by Sublessor.


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

            5.02. If Sublessee shall default in the performance or observance of any term, covenant, or agreement contained herein or in the Lease as herein incorporated, and if such default shall not have been remedied after notice given by Sublessor to Sublessee within any grace period (as modified by Article 4 of this Sublease) provided for under the Lease, then Sublessor shall be entitled to exercise any and all rights and remedies to which Sublessor is entitled by law or which are specifically granted to Landlord under the Lease, which rights and remedies are hereby incorporated herein and made a part hereof with the same force and effect as though herein specifically set forth.

            5.03. Sublessee covenants and agrees to indemnify Sublessor and hold it safe and harmless against any and all claims, losses, damages and liabilities (including reasonable attorneys' fees) resulting from or arising out of (i) any breach or default hereunder on the part of Sublessee, (ii) any work done in or to the Subleased Premises by Sublessee or its agents, servants, employees or contractors, or by any person claiming through or under Sublessee, (iii) any act, omission, negligence or other fault on the part of Sublessee or its agents, servants, employees, contractors, undertenants, or licensees, or (iv) any accident, injury or damage whatsoever to any person, firm or corporation occurring during the term hereof in or about the Subleased Premises, unless the same shall have been caused by the negligence of Sublessor, a breach or default by Sublessee under this Sublease or the Lease, or resulting from or arising out of its use and occupancy of the Subleased Premises.


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

                                   ARTICLE VI

                      Covenants and Approvals of Sublessor

            6.01. If this Sublease requires the consent or approval of Sublessor prior to the taking of any action, then it shall be a condition precedent to the taking of such action that the prior consent or approval of Landlord shall have been obtained if the same must be obtained under the Lease. Sublessor shall have no duty or responsibility with respect to obtaining the consent or approval of Landlord when the same is required under the terms of the Lease other than the mere transmission by Sublessor to Landlord or Sublessor of Sublessee's request for such consent or approval. Sublessor shall have no such duty or responsibility of transmission to Landlord of Sublessee's request for consent or approval to an assignment or subletting under Article 8 hereof unless Sublessor shall give its prior written consent to such assignment or subletting.

                                   ARTICLE VII

                                     Broker

            7.01. Sublessee covenants, warrants and represents that it has dealt with no broker in connection with this Sublease other than Kenneth Zund Realty Associates, Inc. and Lansco. Sublessee hereby indemnifies Sublessor and holds Sublessor harmless against any claims, loss, costs and expenses (including reasonable attorneys' fees) resulting from a breach by Sublessee of this covenant, representation and warranty.

                                  ARTICLE VIII

                      Assignment, Subletting and Mortgaging

            8.01. (a) Notwithstanding any provisions of the Lease to the contrary, Sublessee shall not, without the prior written consent of Landlord and Sublessor (i) mortgage or otherwise encumber the Subleased Premises, in whole or in part, or (ii) assign this Sublease or sublet the Subleased Premises, in whole or in part. Any transfer, by operation of law or otherwise, of Sublessee's interest in this Sublease (in whole or in part) or of a fifty percent (50%) or greater interest in Sublessee (whether stock or partnership interest or by merger or consolidation or otherwise), other than in connection with a transfer to "Guarantor" (as hereinafter defined) in furtherance of a merger between Sublessee and Guarantor, shall be deemed an assignment of this Sublease within the meaning of this Article.

               (b) If without Sublessor's written consent this Sublease is assigned, or the Subleased Premises are sublet or occupied by anyone other than Sublessee, Sublessor may accept the rent from such assignee, Sublessee or occupant, and apply the net amount thereof to the rent herein reserved, but no such assignment, subletting, occupancy or acceptance of rent shall be deemed a waiver of Section (a) of this Article. Consent by Sublessor to an assignment or subletting shall not (i) relieve Sublessee from the obligation to obtain Landlord's consent to such assignment or subletting in accordance with the applicable provisions set forth in the Lease, or (ii) relieve Sublessee from the obligation to obtain Sublessor's written consent to any further assignment or subletting.

               (c) If this Sublease be assigned or if the Subleased Premises or any part thereof be further sublet or occupied by anybody other than Sublessee, Sublessor may, after default by Sublessee, collect rent from the assignee,

Sublessee or occupant, and, if Sublessor does so, it shall apply the net amount collected to the fixed rent, additional rent and other charges herein reserved, but no such assignment, subletting occupancy or collection shall be deemed a waiver of Sublessee's covenants under this Article, or the acceptance by Sublessor of the assignee, Sublessee or occupant as tenant hereunder or a release of Sublessee from the further performance by Sublessee of any of the terms, covenants and conditions of this Sublease on the part of Sublessee to be performed hereunder.

                                   ARTICLE IX

                            Assignment of Sublease by
                         Sublessor; Termination of Lease

            9.01. Sublessor, at Sublessor's option, may assign all of its right, title and interest in this Sublease to Landlord. If Landlord shall assume all of the obligations hereunder of Sublessor to Sublessee, then Sublessor shall be automatically released and discharged from all covenants, conditions, agreements and obligations of Sublessor accruing hereunder from and after the effective date of such assignment.

            9.02. If the Lease shall be terminated for any reason whatsoever, including, but not limited to, termination by Sublessor, or Landlord in accordance with any right or option given to any such party in the Lease, then this Sublease shall terminate automatically without notice to Sublessee and without any liability on the part of Sublessor to Sublessee as a result of such termination.


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

                                    ARTICLE X

                                    Security

            10.01. Upon the signing of this Sublease, Sublessee shall deposit with Sublessor the sum of Seventeen Thousand Three Hundred Seventy-Five Dollars ($17,375) as a security deposit for the faithful performance by Sublessee of its obligations under the terms hereof. If Sublessee defaults in the performance of any of the terms of this Sublease, including the payment of rent or any additional rent, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms of this Sublease, including any damages or deficiency in the re-letting of the Subleased Premises, whether accruing before or after summary proceedings or other reentry by Sublessor. In the case of every such use, application or retention, Sublessee shall, on demand, pay to Sublessor the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. If Sublessee shall fully and punctually comply with all of the terms of this Sublease, the security shall be returned to Sublessee within ten
(10) days after the termination of this Sublease and delivery of exclusive possession of the Subleased Premises to the Sublessor.


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

                                   ARTICLE XI

                                    Insurance

            11.01. (a) Sublessee shall not violate, or permit the violation of, any order, rule or regulation of the New York Board of Fire Underwriters, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Subleased Premises which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect (unless Sublessee pays the resulting increased amount of premium as provided in Section (b) of this Article) or which would result in insurance companies of good standing refusing to insure the Building or any of such property in amounts and at normal rates reasonably satisfactory to Sublessor and Landlord.

                  (b) If, by reason of any act or omission on the part of Sublessee, the rate of fire insurance with extended coverage on the Building or equipment or other property of Sublessor or Landlord shall be higher than it otherwise would be, Sublessee shall reimburse Sublessor or Landlord, as the case may be, on demand, for that part of the premiums for fire insurance and extended coverage paid by Sublessor or Landlord, as the case may be, because of such act or omission on the part of Sublessee, which sum shall be deemed to be additional rent and collectible as such.

                                   ARTICLE XII

                                  Miscellaneous

            12.01. Sublessee may not make any alterations to the Subleased Premises without Sublessor's consent.


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

            12.02. This Sublease and the Lease incorporated herein contain the entire agreement between the parties with respect to the subject matter of this Sublease and all prior negotiations and agreements with respect thereto are merged in this Sublease.

            12.03. This Sublease may not be changed, modified or discharged, in whole or in part, and no oral or executory agreement shall be effective to change, modify or discharge this Sublease, in whole or in part, or any obligations hereunder, unless such agreement is set forth in a written instrument executed by the party against whom enforcement is sought.

            12.04. No consent or approval of Sublessor shall be deemed to have been given or to be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Sublessor.

            12.05. The terms, covenants, and conditions contained in this Sublease shall bind and inure to the benefit of Sublessor and Sublessee and their successors and assigns, except as otherwise expressly provided in this Sublease.

            12.06. Sublessee represents and warrants that it has the right and authority to enter into this Sublease.

            12.07. This Sublease is subject to approval of Landlord in accordance with the terms of the Lease and shall have no effect until Landlord shall have signed this Sublease signifying consent thereto or given such consent by other written instrument. Sublessor agrees to promptly submit this Sublease to Landlord, but shall be under no obligation or requirement to take any action to obtain such consent. Sublessee agrees to submit to Landlord any information or documentation required by Landlord in processing Sublessor's application for consent to this Sublease.


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

            12.09. Sublessee shall promptly furnish Sublessor with copies of all notices which Sublessee shall receive from Landlord and Sublessor shall promptly furnish Sublessee with copies of all notices relating to the Subleased Premises which Sublessor receives from Landlord.

            12.10. If Sublessor is unable to give possession of the Subleased Premises on the Commencement Date for any reason, Sublessor shall not be subject to any liability for failure to give possession on said date and the validity of this Sublease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term, but the fixed rent and additional rent payable hereunder shall be abated (provided Sublessee is not responsible for the inability to obtain possession) for the period of time after the Commencement Date that Sublessor is delayed in delivering possession of Subleased Premises to Sublessee. The provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

            12.11. This Sublease and the Exhibits attached hereto contain the entire agreement between the parties, and any agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought. Sublessee shall not record this Sublease without prior written consent of Sublessor. This Sublease shall bind and inure to the benefit of the parties hereto and their respective successors and, subject to this Sublease, assigns.

            12.12. This Sublease is submitted to Sublessee for signature with the understanding that it shall not bind Sublessor or Sublessee unless and until it is duly executed by both Sublessee and Sublessor and an executed copy delivered to Sublessee.


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

            12.13. At any time and from time to time within ten (10) days after a written request from either party, the other party shall execute, acknowledge and deliver to the requesting party a written statement certifying (i) that this Sublease has not been modified and is in full force and effect or, if there has been modifications of this Sublease, that this Sublease is in full force and effect as modified, and stating such modifications, (ii) the dates to which the fixed rent, additional rent and other charges hereunder have been paid, (iii) that to the best of the certifying party's knowledge, no defaults exist under this Sublease or, if any defaults do exit, specifying the nature of each such default and (iv) as to such other matters as the requesting party may reasonably request.

                                  ARTICLE XIII

                                    Guaranty

            Sublessee represents to Sublessor that it is contemplated that Sublessee will be merged into Vizacom, Inc. ("Vizacom") by year end 2001. Promptly following the closing of the merger, Sublessee agrees to deliver to Sublessor either a guaranty of the obligations of Sublessee under this Sublease executed by Vizicom in the form of the Guaranty annexed hereto on Exhibit C or an assumption by Vizacom of the obligations of Sublessee in the form of the Assumption of Sublease annexed hereto as Exhibit D.

            IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

                                        SUBLESSOR:

                                        VANCE PERSONNEL AGENCY, INC.


                                        By: /s/ Larry Stern
                                           -------------------------------------


                                        SUBLESSEE:

                                        SPACE LOGIX, INC.


                                        By: /s/ Wayne Allen
                                           -------------------------------------

                                    EXHIBIT A
                              [Subleased Premises]

                                    EXHIBIT B
                                     [Lease]

                                    EXHIBIT C
                                    Guaranty

          This Guaranty is entered into on _____________________, 2001, by Vizacom, Inc., a New York corporation, having an address at 3512 Veterans Memorial Highway, Bohemia, New York (the "Guarantor"), in order to induce Vance Personnel Agency, Inc. (the "Sublandlord") to enter into a sublease with Space Logix, Inc. (the "Subtenant").

                                    Recitals
                                    --------

          A. The Subtenant has entered into a sublease (the "Sublease") with the Sublandlord of certain premises (the "Subleased Premises") in the building known as 12 East 41st Street, New York, New York. The Guarantor represents and warrants that it has a substantial financial interest in the Subtenant.

          B. The Guarantor acknowledges that the Sublandlord would not have entered into the Sublease but for the Guarantor's execution and delivery of this Guaranty.

          Now, therefore, in consideration of the foregoing,  and for other good
and  valuable   consideration,   the  receipt  and   sufficiency  of  which  are
acknowledged, the parties, intending to be legally bound, agree as follows:

          Section 1. Guaranty.

          The Guarantor hereby unconditionally guarantees to the Sublandlord the due and punctual payment and performance in full of each and all of the Subtenant's obligations under the Sublease.

          Section 2. Irrevocability.

          This Guaranty shall be irrevocable until all of the Subtenant's obligations under the Sublease are discharged in full.

          Section 3. Primary and Unconditional Liability of Guarantor.

          The liability of the Guarantor under this Guaranty shall be primary and direct and not conditional or contingent upon pursuit by the Sublandlord of any remedies it may have against the Subtenant. Without limiting the generality of the foregoing, the Sublandlord shall not be required to make any demand on the Subtenant, before, simultaneously with or after enforcing its rights and remedies hereunder against the Guarantor, and any one or more successive and/or concurrent actions may be brought against the Guarantor in the same action brought against the Subtenant or in separate actions, as often as the Sublandlord may deem advisable.

          Section 4. Waivers.

          (a) The Guarantor agrees that the Sublandlord, in its sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder, may deal with the original Subtenant under the Sublease as if this Guaranty were not in effect. Without limiting the generality of the foregoing, the Sublandlord may: (i) waive compliance with, or any defaults under, or grant any other indulgences with respect to, the Sublease, (ii) modify, amend, or change any provisions of the Sublease, (iii) grant extensions or renewals of or with respect to the Sublease and/or effect any release, compromise or settlement in connection with the Sublease, (iv) make advances for the purpose of performing any term or covenant contained in the Sublease with respect to which the Subtenant is in default, and (v) assign or otherwise transfer the Sublease or this Guaranty or any interest therein or herein.

          (b) The Guarantor waives (i) presentment and demand for payment of any obligation under the Sublease and notice of dishonor and protest of non-payment,
(ii) notice of acceptance of this Guaranty, (iii) notice of any default hereunder or under the Sublease, (iv) demand for observance or performance of, or enforcement of, any terms or provisions of this Guaranty or the Sublease, and
(v) all other notices and demands otherwise required by law which the Guarantor may lawfully waive.

          Section 5. Subordination: Waiver of Subrogation.

          (a) If the Guarantor advances any sums to the Subtenant or if the Subtenant otherwise becomes indebted to the Guarantor, then in the event of a default under the Sublease, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Sublandlord under the sublease and the Guarantor shall receive no payments from the Subtenant in respect of such sums of indebtedness except and to the extent the Sublandlord gives its prior written consent.

          (b)  The  Guarantor   shall  have  no  right  of  subrogation  to  the
Sublandlord's rights under the Sublease against the Subtenant until all obligations of the Subtenant to the Sublandlord under the Sublease have been discharged in full.

          Section 6. Legal Proceedings.

          (a) The Guarantor agrees that if this Guaranty is enforced by suit or otherwise the Guarantor will reimburse the Sublandlord for all expenses it incurs in that connection, including but not limited to reasonable attorneys' fees.

          (b) If the Sublandlord is required to refund any payment received from the Subtenant as a result of a determination that such payment constituted a preference under the bankruptcy laws or for any similar reason, such refund shall not release the Guarantor and the Guarantor shall promptly pay the amount of such refund to the Sublandlord.

          (c)  The  Guarantor  hereby  irrevocably   consents  to  the  personal
jurisdiction of, and to be sued in any court in the State of New York in any action to enforce this Guaranty.

          (d) The Guarantor waives trial by jury in any action brought to enforce this Guaranty.

          Section 7. Miscellaneous.

          (a) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested. Such notices shall be directed to the parties as set forth below or to such other addresses as either party may specify by written notice to the other.

          Guarantor:             Vizacom, Inc.
                                 3512 Veterans Memorial Highway
                                 Bohemia, New York  11716

          with a copy to:        David Lougee, Esq.
                                 Mirick O'Connell
                                 100 Front Street, Suite 1700
                                 Worcester, Massachusetts 01608

          Sublandlord:           Vance Personnel Agency, Inc.
                                 12 East 41st Street
                                 New York, New York  10017
                                 Attention:  Mr. Ben Paige

          with a copy to:        Neil E. Botwinoff, Esq.
                                 Tannenbaum Helpern Syracuse & Hirschtritt LLP
                                 900 Third Avenue
                                 New York, New York 10022

          (b) Entire Agreement. This Guaranty cannot be changed or terminated orally. This Guaranty contains the entire understanding between the parties with respect to the subject matter. Any agreement hereafter made shall be ineffective to change or modify this Guaranty, in whole or in apart, unless such an agreement is in writing and signed by the party against whom enforcement of change or modification is sought.

          (c) No Waiver. No waiver by the Sublandlord of any breach of any term or covenant contained in this Guaranty shall operate as a waiver of such term or covenant itself, or of any subsequent breach. No delay or omission by the Sublandlord in exercising any such right or remedy shall operate as a waiver. No waiver of any rights and remedies shall be deemed made by the Sublandlord unless in writing and duly signed by the Sublandlord. Any such written waiver shall apply only to the particular instance involved and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Sublandlord and no single or partial exercise of any right or remedy shall preclude other or further exercise of such right or remedy or any other right or remedy.

          (d) Separability. The invalidity or unenforceability of any provision of this Guaranty shall not affect or impair the validity or enforceability of any other provision.

          (e) Rights and Remedies Cumulative. No right or remedy herein conferred upon the Sublandlord is intended to be exclusive of any other right or remedy set forth in this Guaranty or in any instrument or document delivered in connection with or pursuant to this Guaranty, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise.

          (f) Captions. The captions of the various sections and subsections of this Guaranty have been inserted only for the purposes of convenience; such captions are not a part of this Guaranty and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

          (g) Binding Effect. The Guaranty shall be binding upon the Guarantor and its heirs, successors and assigns, and shall inure to the benefit of the Sublandlord and its successors and assigns.

          (h) Governing Law. The rights and duties of the parties under this Guaranty shall be governed by the laws of the State of New York.

                                        GUARANTOR

                                        VIZACOM, INC.


                                        By:
                                           -------------------------------------
                                                     NAME AND TITLE

                                    EXHIBIT D
                             Assumption of Sublease

          This Assumption of Sublease is entered into on _____________________, 2001, by Vizacom, Inc., a New York corporation, having an address at 3512 Veterans Memorial Highway, Bohemia, New York ("Vizacom"), in order to induce Vance Personnel Agency, Inc. ("Vizacom") to enter into a sublease with Space Logix, Inc. (the "Subtenant").

                                    Recitals
                                    --------

          A. The Subtenant has entered into a sublease (the "Sublease") with the Sublandlord of certain premises (the "Subleased Premises") in the building known as 12 East 41st Street, New York, New York. Vizacom represents and warrants that it has a substantial financial interest in the Subtenant.

          B. Vizacom acknowledges that the Sublandlord would not have entered into the Sublease but for Vizacom 's execution and delivery of this Assumption of Sublease.

          Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree that Vizacom takes from the Subtenant all of the Subtenant's right, title and interest in and to the Sublease and assumes all of the Subtenant's obligations under the Sublease.

                                        VIZACOM, INC.


                                        By:
                                           -------------------------------------
                                                     NAME AND TITLE